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                                                                    EXHIBIT 10.3

                           STOCK PURCHASE AGREEMENT


     1.  Purchase and Payment.  International Video Distributors, LLC
         --------------------
("IVD") hereby agrees to purchase from Video City, Inc., a Delaware corporation (the "Company"), (i) 2,000 shares (the "Shares") of the Company's Series E Convertible Preferred Stock, with a stated value of $1,000 per share (the "Series E Preferred Stock"), having terms and conditions in accordance with the form of the Certificate of Designations attached hereto as Exhibit A (the "Certificate of Designations") and (ii) Common Stock Purchase Warrants (the "Warrants") to purchase 50,000 shares of the Company's Common Stock ("Common Stock") at an exercise price of $2.00 per share, having terms and conditions in accordance with the form of warrant attached hereto as Exhibit B, at an aggregate purchase price of $2,000,000 (the "Purchase Price") and the Company hereby agrees to issue the Shares and the Warrants subject to the terms and conditions of this Stock Purchase Agreement (the Shares and the Warrants are referred to herein, collectively, as the "Securities"). IVD and the Company agree that the Purchase Price of the Securities to be purchased hereby consists of the cancellation by IVD of outstanding trade payables in the amount of $2,000,000 owed by the Company to IVD as of the date hereof as set forth in the invoices attached hereto as Exhibit C.

     2.  Trading Price of Common Stock; Conversion Restriction.  In the event
         -----------------------------------------------------
IVD provides notice to the Company of its election to convert all or any part of the Shares of Series E Preferred Stock during the 90 Day Period (as defined in the Certificate of Designations) in accordance with the provisions of the Certificate of Designations and the average of the Trading Price (as defined in the Certificate of Designations) of the Company's Common Stock for the five consecutive trading days immediately preceding the date in which IVD delivers such notice to the Company of IVD's election to convert (the "Applicable Average Trading Price") is less than $1.60, then in addition to issuing the number shares of Common Stock issuable to IVD upon such conversion pursuant to the Certificate of Designations, the Company shall pay to IVD, within five days of receipt of the applicable conversion notice, an amount equal to the difference between (i) $1,000, and (ii) 625 multiplied by the Applicable Average Trading Price, for each share of Series E Preferred Stock then converted by IVD. IVD agrees that of the 2,000 shares of Series E Preferred Stock to be issued to IVD pursuant to this Stock Purchase Agreement, IVD may only convert (i) up to 1,000 shares of such 2,000 Shares during the period from the date of issuance until the 30th day of the 90 Day Period (as defined in the Certificate of Designations), (ii) up to 1,500 shares of such 2,000 Shares during the period after the 30th day of the 90 Day Period until the 60th day of the 90 Day Period, and (iii) all or any of the 2,000 Shares at any time after the 60th day of the 90 Day Period, so that IVD may convert all or any of the 2,000 Shares after the 60th day of the 90 Day Period.

     3.  Closing; Conveyances at Closing.  The closing of the transactions
         -------------------------------
contemplated by this Stock Purchase Agreement (the "Closing") shall take place on or before June 15, 1999 (the "Closing Date"). On the Closing Date, the Company shall deliver to IVD the stock certificate representing the Shares and the Warrants, and IVD shall have deemed to have delivered to the Company the Purchase Price (consisting of the cancellation by IVD of outstanding trade payables as set forth in Section 1). The Shares

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shall not be deemed issued to, or owned by, IVD until the stock certificate representing the Shares is delivered to IVD.

     4.  Conditions to Closing by IVD.  The obligations of IVD to consummate
         ----------------------------
the transactions contemplated hereby are subject to the satisfaction, at or prior to the Closing Date, of each of the following conditions, any of which may be waived by IVD:

         (a) All representations and warranties of the Company contained in this Stock Purchase Agreement shall be true and correct at and as of the date of this Stock Purchase Agreement and at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date.

         (b) All permits, waivers, consents, approvals and authorizations from governmental authorities and other parties necessary to consummate the transactions contemplated hereby shall have been obtained.

         (c) The Company shall have executed and filed the Certificate of Designations for the Series E Preferred Stock with the Secretary of State of the State of Delaware, and shall have delivered a copy thereof to IVD.

         (d) The Company shall have delivered to IVD stock certificates representing the Shares and the Warrants.

     5.  Conditions to Closing by the Company.  The obligations of the
         ------------------------------------
Company to consummate the transactions contemplated hereby are subject to the satisfaction, at or prior to the Closing Date, of each of the following conditions, any of which may be waived by the Company:

         (a) All representations and warranties of IVD contained in this Stock Purchase Agreement shall be true and correct at and as of the date of this Stock Purchase Agreement and at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date.

         (b) All permits, waivers, consents, approvals and authorizations from governmental authorities and other parties necessary to consummate the transactions contemplated hereby shall have been obtained.

         (c) IVD shall have delivered to the Company the Purchase Price by acknowledging the cancellation by IVD of outstanding trade payables in the amount of $2,000,000 owed by the Company to IVD.

     6.  IVD Representations and Warranties.  IVD hereby represents and warrants
         ----------------------------------
to the Company as follows:

         (a) IVD is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "Act").

                                       2.
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         (b) IVD is acquiring the Securities for IVD's own account, for investment purposes only, and not with a view to or for sale in connection with any distribution of such securities.

         (c) IVD acknowledges its understanding that the offer and sale of the Securities is intended to be exempt from registration under the Act, and exempt from qualification under the securities laws of certain states of United States by virtue of exemptions from such registration and qualification for transactions not involving any public offering. In furtherance thereof, IVD represents and warrants to and agrees with the Company as follows:

             (i) IVD has the financial ability to bear the economic risk of its investment in the Company (including its possible loss), has adequate means of providing for its current needs and contingencies and has no need for liquidity with respect to its investment in the Company; and

             (ii) IVD has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and has obtained, in its judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Securities.

         (d) IVD:

             (i) has received copies of the Company's Annual Report on From 10-K for the fiscal year ended January 31, 1999, as amended, filed with the Securities and Exchange Commission (the "SEC"), and all other reports of the Company filed with the SEC since May 17, 1999 that has been requested from the Company (collectively, the "SEC Filings"), and has been furnished any other documents requested from the Company by IVD, and understands and has evaluated the risks of a purchase of the Securities;

             (ii) has been given the opportunity to ask questions of the Company concerning the Company, the terms and conditions of this offering and other matters pertaining to this investment, has received complete and satisfactory answers to any such inquiries and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information which was provided in order for it to evaluate the merits and risks of an investment in the Company to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

             (iii) has read and is familiar with the SEC Filings and other information provided to IVD and has determined that the Securities are a suitable investment for IVD.

         (e) IVD acknowledges its understanding that although the Company's strategy contemplates additional future mergers, acquisitions, strategic dispositions and financing, there can be no assurances that any such future transactions will be

                                       3.
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consummated.

         (f) In making its decision to purchase the Securities, IVD has relied solely upon independent evaluations or investigations made by IVD. IVD is not relying on the Company with respect to tax or other economic considerations involved in this investment.

         (g) IVD represents, warrants, and agrees that it will not sell, transfer or otherwise dispose of the Securities or the shares of Common Stock issuable upon conversion or exercise of the Securities (i) without registration under the Act and any applicable state securities laws or (ii) without providing to the Company a written opinion of counsel to IVD reasonably satisfactory to the Company opining that an exemption from registration or qualification is available. IVD fully understands and agrees that IVD must bear the economic risk of its investment for an indefinite period of time because, among other reasons, the Securities and the shares of Common Stock issuable upon conversion or exercise of the Securities have not been registered under the Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under applicable securities laws of such states, or an exemption from such registration is available. IVD acknowledges that the Company's Common Stock is currently traded on the OTC Bulletin Board, that there is no established public trading market for the Series E Preferred Stock or the Warrants, and that there can be no assurance that such an established public trading market will develop in the future.

         (h) IVD acknowledges and agrees that the certificate representing the Securities shall bear the following (or substantially equivalent) legends on the face or reverse side thereof:

     "THE SECURITES REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON CONVERSION OR EXERCISE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER SAID ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE IN THE OPINION OF COUNSEL FOR THE ISSUER"

Any certificate or other document issued at any time in exchange or substitution for, or upon conversion or exercise of, any security bearing such legends shall also bear such (or substantially equivalent) legend unless, in the sole opinion of counsel for the Company, the securities represented thereby need no longer be subject to such restrictions.

         (i) IVD is a limited liability company duly organized and validly existing and has all power and authority to enter into this Stock Purchase Agreement and to invest in the Securities as contemplated herein. IVD is authorized and qualified to become an investor in the Company. The execution, delivery and performance by IVD of

                                       4.
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this Stock Purchase Agreement has been duly authorized by all necessary action on the part of IVD.

         (j) No agency of the United States or any state thereof has passed upon the Securities or made any findings or determination as to the fairness of this investment.

         (k) The representations, warranties, agreements, undertakings and acknowledgements made by IVD in this Stock Purchase Agreement are made with the intent that they be relied upon by the Company and its agent (including, without limitation, the Company's counsel) in determining IVD's suitability as a purchaser of the Securities.

         (l) The principal executive offices of IVD are located at 59 Lake Drive, Hightstown, New Jersey 08520.

     7.  Company Representations and Warranties.  The Company hereby represents
         --------------------------------------
 and warrants to IVD as follows:

         (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to conduct its business as it is presently being conducted.

         (b) The execution, delivery and performance by the Company of this Stock Purchase Agreement and the consummation by the Company of the transactions contemplated hereby are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company. This Stock Purchase Agreement is the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms.

         (c) The execution, delivery and performance by the Company of this Stock Purchase Agreement do not and will not (i) contravene or conflict with the Certificate of Incorporation, as amended, or Bylaws, as amended, of the Company,
(ii) contravene or conflict with or constitute a violation of any provision of any law, statute, rule, regulation, judgment, injunction, order, writ or decree binding upon or applicable to the Company or any part of its business, (iii) constitute a default under or breach of, or violate or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company, or to a loss of any benefit relating to its business or operations to which the Company is entitled under any provision of any contract to which the Company is a party or by which any of its assets is or may be bound or (iv) result in the creation or imposition of any encumbrance on any of the Company's assets.

         (d) The Securities to be issued hereunder will, when issued and paid for in accordance with this Stock Purchase Agreement, be duly and validly issued, nonassessable shares free and clear of any and all encumbrances.

     8.  Registration.  The Company shall, at its sole cost and expenses,
         ------------
file a registration statement with the Securities and Exchange Commission covering the resale of

                                       5.
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the shares of Common Stock issuable upon conversion of the Shares and upon exercise of the Warrants under the Act on or before June 18, 1999 and shall use its best efforts to cause such registration statement to become effective as soon as practicable thereafter. The Company shall take all actions reasonably necessary to keep such registration statement continuously effective until that date upon which IVD no longer owns any of the Shares, the Warrants or the shares of Common Stock issuable upon conversion of the Shares or upon exercise of the Warrants. The Company shall (i) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith; and (ii) furnish to IVD copies of the registration statement and the prospectus included therein as IVD may reasonably request in order to facilitate the public sale or other disposition of the shares of Common Stock covered by such registration statement. In connection with any registration hereunder, IVD shall provide such information and execute such documents as may reasonably be requested by the Company in connection with such registration.

     9.   Indemnity by IVD.  IVD agrees to indemnify and hold harmless the
          ----------------
Company and its directors, officers, employees and counsel against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) related to (i) any false representation or warranty made by IVD herein or (ii) any transfer by IVD of the Securities or the shares of Common Stock of the Company issuable upon conversion or exercise of the Securities in violation of any securities laws; or (iii) any claims arising out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement filed pursuant to Section 8 herein, or the omission or alleged omission therein to state a material fact required to be stated in such registration statement or necessary to make the statements therein not misleading, to the extent such claim arises out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company in writing by IVD expressly for use therein.

     10.  Indemnity by the Company.  The Company agrees to indemnify and
          ------------------------
hold harmless IVD and its member, officers, employees and counsel against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) related to (i) any false representation or warranty made by the Company herein or the failure by the Company to perform any covenant or agreement contained herein or in the Warrants or Certificate of Designations or (ii) any issuance of the Securities or the shares of Common Stock of the Company issuable upon conversion or exercise of the Securities in violation of any securities laws; or (iii) any claims arising out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement filed pursuant to Section 8 herein, or the omission or alleged omission therein to state a material fact required to be stated in such registration statement or necessary to make the statements therein not misleading, except to the extent such claim arises out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission based upon

                                       6.
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information furnished to the Company in writing by IVD expressly for use therein.

     11.  Assignment. Neither this Stock Purchase Agreement nor any of
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the rights or obligations hereunder may be assigned by any party without the prior written consent of the other party. Subject to the foregoing, this Stock Purchase Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and no other person shall have any right, benefit or obligation under this Stock Purchase Agreement as a third party beneficiary or otherwise.

     12.  Notices.  All notices, requests, demands and other communications
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which are required or may be given under this Stock Purchase Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method (with proof of transmission); the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., FED EX); and upon receipt, if sent by
                            ----
certified or registered mail, return receipt requested.

     13.  Governing Law.  This Stock Purchase Agreement shall be governed
          -------------
by and construed in accordance with the laws of the State of California without reference to choice of law provisions.

     14.  Waiver of Right to Trial by Jury.  Each party to this Stock Purchase
          --------------------------------
Agreement hereby waives its rights to a trial by jury.

     15.  Expenses.  Each party hereto shall pay its own legal, accounting,
          --------
out-of-pocket and other expenses incident to this Stock Purchase Agreement and to any action taken by such party in preparation for carrying this Stock Purchase Agreement into effect.

     16.  Invalidity.  In the event that any one or more of the provisions
          ----------
contained in this Stock Purchase Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Stock Purchase Agreement or any other such instrument.

     17.  Entire Agreement.  This Stock Purchase Agreement, together with all
          ----------------
exhibits hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

     18.  Attorneys' Fees.  In the event of any legal action or proceeding to
          ---------------
enforce or interpret the provisions hereof, the prevailing party shall be entitled to reasonable attorneys' fees, whether or not the proceeding results in a final judgment.

     19.  Multiple Counterparts. This Stock Purchase Agreement may be executed
          ---------------------
in one or more counterparts, each of which shall be deemed an original but all of which

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together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement as of June 11, 1999.


                             VIDEO CITY, INC.



                             By:  /s/ Timothy J. Denari
                                ------------------------------
                                  Timothy J. Denari
                                  Chief Financial Officer


                             INTERNATIONAL VIDEO
                             DISTRIBUTORS, LLC



                             By:  /s/ Michael Koretsky
                                -----------------------------
                                  Michael Koretsky
                                  Managing Member

                                       8.